LORD ABBETT SECURITIES TRUST

Lord Abbett Global Equity Research Fund

Supplement dated April 3, 2020 to the

Summary Prospectus and Prospectus, each dated March 1, 2020

This supplement updates certain information contained in Lord Abbett Global Equity Research Fund’s (the “Fund”) summary prospectus and prospectus. Please review this important information carefully.

On April 2, 2020, the Board of Trustees of Lord Abbett Securities Trust approved, effective June 2020, the following changes:

The third sentence of the first paragraph under the section titled “Principal Investment Strategies” in the Fund’s summary prospectus and prospectus will be replaced with the following:

Under normal conditions, the Fund invests at least 40% of its net assets in securities of non-U.S. companies, unless the index designated by the Fund as its benchmark includes less than 40% of its net assets in securities of non-U.S. companies, in which case the Fund would invest at least 30% of its net assets in such securities.

The first sentence of the second paragraph of information relating to the Fund under the section titled “More Information About the Funds–Principal Investment Strategies” in the Fund’s prospectus will be replaced with the following:

Under normal conditions, the Fund invests at least 40% of its net assets in securities of non-U.S. companies, unless the index designated by the Fund as its benchmark includes less than 40% of its net assets in securities of non-U.S. companies, in which case the Fund would invest at least 30% of its net assets in such securities.

Please retain this document for your future reference.